Exhibit 10.8

[Date], 2021

[Anchor Investors]
[Address]

Attn:	[•]

RE:	Anchor Investment Agreement

Dear [Insert Name]:

This agreement (the “Agreement”) is entered into on [•], 2021 by and among the undersigned investor(s) (on a several and not a joint and several basis) (each, an “Investor” and collectively, the “Investors”; provided that if there is only one Investor, all references to Investors shall be deemed to be in the singular), PepperOne LLC, a Cayman Islands limited liability company (the “Sponsor”), and PepperLime Health Acquisition Corporation, a newly incorporated blank check company, incorporated as a Cayman Islands exempted company with limited liability (the “Company”). Pursuant to the terms hereof, the Sponsor hereby accepts the offer the Investors have made to purchase [•] shares of Class B ordinary shares, $0.0001 par value per share of the Company (the “Shares”), all of which are subject to forfeiture by each Investor if such Investor does not submit an indication of interest in the initial public offering (“IPO”) of units (“Units”) of the Company. All references in this Agreement to Shares being forfeited shall take effect as surrenders for no consideration of such Shares as a matter of Cayman Islands law. The Company, the Sponsor’s and the Investors’ agreements regarding such Shares are as follows:

1.       Purchase of Securities.

1.1       Purchase of Shares. For the sum of $[•] (the “Purchase Price”), which the Sponsor acknowledges receiving in cash, the Sponsor hereby transfers the number of Shares set forth on the signature or schedule hereto with respect to such Investor, and each such Investor hereby purchases such Shares from the Sponsor, subject to forfeiture, on the terms and subject to the conditions set forth in this Agreement.

Concurrently with each Investor’s execution of this Agreement, the Company shall effect issuance of the Shares in book-entry form and provide each Investor with a copy of the Company's register of members evidencing the issuance of such Shares.

2.       Representations, Warranties and Agreements.

2.1       Investors’ Representations, Warranties and Agreements. To induce the Sponsor to transfer the Shares to each Investor, each Investor hereby represents and warrants to the Sponsor and the Company and agrees with the Sponsor and the Company as follows:

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2.1.1       No Government Recommendation or Approval. Such Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2       No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Investor, (ii) any agreement, indenture or instrument to which the Investor is a party or (iii) any law, statute, rule or regulation to which the Investor is subject, or any agreement, order, judgment or decree to which such Investor is subject.

2.1.3       Organization and Authority. Such Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted. Such Investor possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by such Investor and the other parties hereto, this Agreement is a legal, valid and binding agreement of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4       Experience, Financial Capability and Suitability. Such Investor is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Investor must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Such Investor is able to bear the economic risks of an investment in the Shares and to afford a complete loss of Investor’s investment in the Shares.

2.1.5       Access to Information; Independent Investigation. Prior to the execution of this Agreement, such Investor has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, such Investor has relied solely on Investor’s own knowledge and understanding of the Company and its business based upon Investor’s own due diligence investigation and the information furnished pursuant to this paragraph or as described in this paragraph. Such Investor understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to or as described in this Section 2, and such Investor has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

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2.1.6       Regulation D Offering. Such Investor represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

2.1.7       Investment Purposes. Such Investor is purchasing the Shares solely for investment purposes, for such Investor’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. Such Investor did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

2.1.8       Restrictions on Transfer; Shell Company. Such Investor understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Such Investor understands the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and such Investor understands that the certificates or book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future such Investor decides to offer, resell, pledge, charge or otherwise transfer the Shares, such Shares may be offered, resold, pledged, charged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Such Investor agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, such Investor may be required to deliver to the Company customary representations reasonably satisfactory to the Company. Absent registration or an exemption, such Investor agrees not to resell the Shares. Such Investor further acknowledges that because the Company is a shell company, Rule 144 may not be available to such Investor for the resale of the Shares until one year following consummation of the initial business combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

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2.1.9       No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of such Investor in connection with the transactions contemplated by this Agreement.

2.1.10       Foreign Corrupt Practices and Compliance with Anti-Money Laundering Laws. Such Investor is not, and is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the US Treasury Department; and such Investor has complied with all applicable US laws, regulations, directives and executive orders relating to anti-money laundering.

2.1.11       Legal Action. Such Investor has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked. Such Investor is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; it, he or she has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it, he or she is not currently a defendant in any such criminal proceeding.

2.2       Company’s Representations, Warranties and Agreements. To induce each Investor to purchase the Shares, the Company hereby represents and warrants to each Investor and agrees with each Investor as follows:

2.2.1       Corporate Power. The Company possesses all requisite corporate power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Company and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.2.2       No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the amended and restated memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or by which the Shares are bound or (iii) any law, statute, rule or regulation to which the Company is or the Shares are subject, or any agreement, order, judgment or decree to which the Company is or the Shares are subject.

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2.2.3       No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company or the Shares which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

2.2.4       Title. The Shares (i) are owned of record and beneficially by the Sponsor, free and clear of all encumbrances, and (ii) upon consummation of the transactions contemplated by this Agreement, each Investor shall own and receive good title to the Shares, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind, except, in the case of each of clauses (i) and (ii) hereof, as otherwise agreed herein, those arising under applicable securities laws or as otherwise disclosed in the Registration Statement (as defined below).

2.3       Sponsor’s Representations, Warranties and Agreements. To induce each Investor to purchase the Shares, the Sponsor hereby represents and warrants to each Investor and agrees with each Investor as follows:

2.3.1       Power. The Sponsor possesses all requisite power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Sponsor and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.3.2       No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Limited Liability Company Agreement of the Sponsor, (ii) any agreement, indenture or instrument to which the Sponsor is a party or by which the Shares are bound or (iii) any law, statute, rule or regulation to which the Sponsor or the Shares are subject, or any agreement, order, judgment or decree to which the Sponsor is or the Shares are subject.

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2.3.3       No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Sponsor which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

2.3.4       Issuance. The Shares, when issued to the Sponsor, were duly authorized and validly issued, fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind, other than those arising under applicable securities laws or as otherwise disclosed in the Registration Statement and were not issued in violation of, or subject to, any preemptive or similar rights.

2.3.5       Most Favored Nation. Substantially concurrently with the execution of this Agreement, the Sponsor is entering into separate agreements with other “anchor investors” in respect of indications of interest in purchasing units in the IPO. The Sponsor represents that the material terms of such other agreements (both economic and non-economic) are not more favorable to such other “anchor investors” thereunder than the terms of this Agreement. In the case that another “anchor investor” is afforded more favorable terms than the Investors, the Sponsor shall promptly notify each Investor of such more favorable terms, and the Investors shall have the right to elect to have such more favorable terms, so as to be on the same terms, in which case the parties hereto shall promptly amend this Agreement to effect the same. For the avoidance of doubt, if any other “anchor investor” has an ability to purchase proportionately more Shares relative to its expression of interest in the IPO than the Investors, then such other “anchor investor” shall be considered to have more favorable material terms than the Investors. Notwithstanding the foregoing, this provision does not apply to any investor that (i) participates in the at-risk capital of the Sponsor via a more than de minimis investment or co-sponsorship or (ii) enters into a forward purchase agreement in connection with a private investment in public equity (PIPE) in support of the SPAC’s potential business combination.

3.       Forfeiture of Shares.

3.1       Indication of Interest. The Investors have expressed an interest in acquiring up to [•]% of the Units (the “Indicated Percentage”) offered in the IPO, or [•] Units assuming 15,000,000 Units are offered in the IPO, without giving effect to any exercise of the underwriters’ over-allotment option (such Units, the “Indicated Units”). In the event that the Investors submit an order to the underwriters of less than the Indicated Percentage of the base deal size of 15,000,000 Units to be sold in the IPO, the Investors acknowledge and agree that they (or, if applicable, it and any transferees of Shares) shall forfeit back to the Sponsor (pro rata on the basis of the number of Shares such Investor is to acquire) any and all rights to a number of Shares equal to (i) the number of Shares purchased pursuant to this Agreement, multiplied by (ii) (x) the Indicated Percentage minus the percentage of Units sold in the IPO Investor actually subscribed for, divided by (y) the Indicated Percentage. For the avoidance of doubt, the number of Shares to be forfeited shall be calculated based on the number of Units subscribed for prior to any cutbacks made by the underwriters in the IPO. The parties hereto acknowledge that in the event the Investors or their affiliates do not submit an order to the underwriters in the IPO for at least the number of Indicated Units, the Sponsor and the Company’s only remedy with respect thereto shall be the forfeiture of such Investor’s Shares.

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3.2       Investor Participation. The Investors shall not be required to participate in any upsizing above the base deal size of $150,000,000 nor any over-allotment exercise. The Investors’ allocation of Shares shall not be reduced should the Investors be allocated less than the Indicated Percentage Units to be sold in the IPO.

3.3       Termination of Rights as Shareholder. If any of the Shares are forfeited in accordance with this Section 3, then after such time the Investors (or any successor in interest), shall no longer have any rights as a holder of such forfeited Shares.

3.4       Share Adjustments. In the event of any adjustment in the number of Shares is required pursuant to this Section 3, the book-entry records for such Shares shall be reduced accordingly. If the Shares are required to be issued in certificated form (such certificates hereinafter referred to as the “Original Certificates”) an adjustment to the Original Certificates, if any, is required pursuant to this Section 3, then the Investors shall return such Original Certificates to the Company or its designated agent as soon as practicable upon its receipt of notice from the Company advising each Investor of such adjustment, following which a new certificate (the “New Certificate”), if any, shall be issued in such amount representing the adjusted number of Shares held by each Investor. The New Certificate, if any, shall be returned to the Investors as soon as practicable. Any such adjustment for any uncertificated securities held by the Investors shall be made in book-entry form.

3.5       Change in Investment. The Shares directly or indirectly owned by the Investors shall not be subject to forfeitures, surrenders, claw-backs, transfers, disposals, exchanges or share price vesting triggers commonly known as “earn-outs” for any reason, including as part of negotiating a business combination.

4.       Waiver of Liquidation Distributions; Redemption Rights. Solely with respect to the Shares purchased pursuant to this Agreement, each Investor hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public shareholders and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”), in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination. Further, in no event will the Investors have the right to redeem any Shares into funds held in the Trust Account upon the successful completion of an initial business combination. In the event any Investor has any Claim against the Company under this Agreement, the Investors shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account. The Investors are not waiving any redemption right or claim to funds held in the trust account for shares or units purchased in the IPO or aftermarket. In the event any Investor purchases ordinary shares or units in the IPO or in the aftermarket, any ordinary shares or units so purchased shall be eligible to receive any liquidating distributions by the Company and will have the right to redeem or tender any such ordinary shares into funds held in the Trust Account upon the successful completion of an initial business combination, or any other event that affords public shareholders the right to redeem.

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5.       Restrictions on Transfer.

5.1       Securities Law Restrictions. In addition to any restrictions to be contained in that certain letter agreement (commonly known as an “Insider Letter”) to be dated as of the closing of the IPO by and between the Investors and the Company, each Investor agrees not to sell, transfer, pledge, charge, hypothecate or otherwise dispose of (“Transfer”) all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act with respect to the Shares proposed to be Transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder. This Section 5.1 shall not apply to any Transfer by the Investor to any Permitted Transferee (as defined in the Insider Letter).

5.2       Lock-up. Each Investor acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in the Insider Letter. Notwithstanding the foregoing and for the sake of clarification, the "Lock-up" is not applicable to shares, warrants or units purchased by any Investor in the IPO or aftermarket (such shares, warrants or units as applicable,  "Investor Securities") and each Investor has made no representation or commitment with respect to holding any such Investor Securities for any duration.

5.3       Restrictive Legends. Each register and book-entry for the Shares shall contain a notation, and each certificate (if any) representing the Shares shall have endorsed thereon legends, substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, CHARGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, CHARGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.”

5.4       Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than Shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.5       Registration Rights. Each Investor acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered pursuant to a registration rights agreement to be entered into with the Company prior to the closing of the IPO, which registration rights shall be made available by the Company to each Investor on terms no less favorable than those afforded to any other pre-IPO investor in the Company.

6.       Other Agreements.

6.1       Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2       Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (a) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing and (b) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given (i) on the day of delivery, if delivered personally, (ii) at the time of transmission if sent by electronic mail, as long as the sender does not receive an automated message that the transmission was not delivered, (iii) one (1) business day after delivery to an overnight courier service or (iv) five (5) days after mailing if sent by mail.

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6.3       Entire Agreement. This Agreement, together with the Insider Letter and the Registration Rights Agreement, each substantially in the form to be filed as an exhibit to the Registration Statement on Form S-1 associated with the Company’s IPO (“Registration Statement”), embodies the entire agreement and understanding between the Investors, the Sponsor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4       Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5       Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6       Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.7       Benefit.  All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.8       Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

6.9       Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

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6.10       No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11       Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties and the consummation of the transactions contemplated by this Agreement.

6.12       No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13       Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14       Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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6.15       Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.16       Disclosure. Neither the SPAC nor Sponsor nor any affiliate thereof shall disclose the identity of the Investors or their affiliates or principals (in any regulatory filing or otherwise), except as required by any applicable statute, law, ordinance, regulation, rule, code, order, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasigovernmental authority, or any arbitrator, court or tribunal of competent jurisdiction (a “Governmental Authority”) or in connection with any inquiry by a Governmental Authority (including, without limitation, any questions or comments from the US Securities and Exchange Commission (the “SEC”) or the staff of the SEC), without the prior consent of such Investor. The parties hereto further agree that Paragraph 9(b) of the Insider Letter does not apply to the Investors.

6.17       Jurisdiction. The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

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6.18       Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

6.19       Expenses. Each of the Company, the Sponsor and the Investors will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Shares and the securities issuable upon conversion or exercise of the Shares.

6.20       Specific Performance. Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by any of the other parties hereto in accordance with the terms hereof and that the such party shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

6.21       Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

6.22       No Material Non-Public Information. The Company and the Sponsor agree that none of the information conveyed to the Investors in connection with this Agreement and transactions contemplated hereby will constitute material non-public information of the Company or of its securities upon the effectiveness of the Registration Statement.

6.23       Obligations not Joint and Several. The obligations of each Investor under this Agreement and those obligations of any other investor that signs an anchor investment agreement (each, an “Other Investor”) are several and not joint and several, and each Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any such other agreement. Nothing contained in this Agreement, and no action taken by the Investors pursuant hereto, shall be deemed to constitute the Investors and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Investors and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other agreement. The Company and each Investor confirm that each Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

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7.       Voting and Tender of Shares. Each Investor agrees with the Company to vote the Shares in favor of an initial business combination that the Company negotiates and submits for approval to the Company’s shareholders and shall not seek redemption with respect to such Shares. Additionally, each Investor agrees with the Company not to tender any Shares in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company. The agreements set forth in this paragraph arise solely between each Investor and the Company, and the Sponsor shall have no right to enforce the agreements made in this paragraph or seek damages or any other remedy in connection with any alleged breach hereof. For purposes of clarity, in the event any Investor purchases Class A ordinary shares or Units in the IPO or in the aftermarket, such Investor retains the right to tender any additional shares of Class A ordinary shares so purchased in connection with a tender offer.

8.       Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

9.       Termination. This Agreement shall terminate on the earliest of (i) the expiration of the Lock-Up pursuant to the Insider Letter, (ii) the liquidation of the Company, (iii) written notice from the Company that the IPO has been abandoned, and (iv) if the IPO has not priced by October 31, 2021, unless, in each case, otherwise agreed in writing by the parties hereto. In the event of any termination of this agreement pursuant to clause (ii), (iii) or (iv) of the preceding sentence, each Investor acknowledges and agrees that it (or, if applicable, it and any transferees of Shares) shall forfeit all Shares back to the Sponsor.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

PEPPERLIME HEALTH )
ACQUISITION CORPORATION )

By:

Name:

Title:

Accepted and agreed as of the date first written above.

PEPPERONE LLC )

By:

Name:

Title:

[INVESTOR] )

By:

Name:

Title:

Number of Shares:

Price:

[INVESTOR] )

By:

Name:

Title:

Number of Shares:

Price: